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                             AIM FLOATING RATE FUND

                         Supplement dated April 18, 2005
                   to the Prospectus dated April 30, 2004, as
                   supplemented April 30, 2004, May 18, 2004,
               July 16, 2004, September 8, 2004, October 12, 2004,
                      December 29, 2004 and April 14, 2005


Effective April 15, 2005, the following replaces in its entirety the information appearing in the eighth paragraph under the heading "MANAGEMENT - INVESTMENT MANAGEMENT" on page 20 of the Prospectus:

         "Kenneth R. Bowling will provide day-to-day management of the cash and near cash assets of the Sub-Sub-Advised Assets of the Fund. Mr. Bowling is the Portfolio Manager and has been responsible for the Sub-Sub-Advised Assets of the Fund since 2005. He has been affiliated with INVESCO Institutional and/or its affiliates since 1993 and is a Chartered Financial Analyst."